                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated June 17, 1996 included in Visigenic Software, Inc.'s filing on Form S-1 (Registration No. 333-06285) dated August 13, 1996.


                                        /s/ Arthur Andersen LLP
                                        ----------------------------------
                                        ARTHUR ANDERSEN LLP

San Jose, California
November 26, 1996


                                      10